Supplement Dated March 28, 2008 to the

Primary Fund

U.S. Government Fund

U.S. Treasury Fund

Reserve Liquid Performance Money Market Fund

of The Reserve Fund

Prospectus and Statement of Additional Information Dated September 28, 2007

The following disclosure updates the current Prospectus and Statement of Additional Information for the Reserve Liquid Performance Money Market Fund.

All references to the Reserve Liquid Performance Money Market Fund are deleted. The Reserve Liquid Performance Money Market Fund is now offered by a separate prospectus and Statement of Additional Information, dated March 28, 2008, which may be obtained by writing The Reserve, 1250 Broadway, New York, NY 10001-3701 or calling 888-851-7237.